DERIVED 5/20/05

$41,975,000

Class M-1

Mezzanine Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-4 (Class M-1)

Cashflows to Call at 100% Prospectus Prepayment Speed (PPC) assuming:

-

1 Month Libor is (and remains) at 3.15%

-

6 Month Libor is (and remains at) 3.50%

-

Triggers do not Fail

-

No Collateral Losses Occur

-

Per annum spread to 1 Month Libor on Class M-1 is 0.43%

Period	Balance	Interest	Principal
0	41,975,000	-	-
1	41,975,000	100,180	-
2	41,975,000	129,400	-
3	41,975,000	129,400	-
4	41,975,000	125,225	-
5	41,975,000	129,400	-
6	41,975,000	125,225	-
7	41,975,000	129,400	-
8	41,975,000	129,400	-
9	41,975,000	116,877	-
10	41,975,000	129,400	-
11	41,975,000	125,225	-
12	41,975,000	129,400	-
13	41,975,000	125,225	-
14	41,975,000	129,400	-
15	41,975,000	129,400	-
16	41,975,000	125,225	-
17	41,975,000	129,400	-
18	41,975,000	125,225	-
19	41,975,000	129,400	-
20	41,975,000	129,400	-
21	41,975,000	116,877	-
22	41,975,000	129,400	-
23	41,975,000	125,225	-
24	41,975,000	129,400	-
25	41,975,000	125,225	-
26	41,975,000	129,400	-
27	41,975,000	129,400	-
28	41,975,000	125,225	-
29	41,975,000	129,400	-
30	41,975,000	125,225	-
31	41,975,000	129,400	-
32	41,975,000	129,400	-
33	41,975,000	121,051	-
34	41,975,000	129,400	-
35	41,975,000	125,225	-
36	41,975,000	129,400	-
37	41,975,000	125,225	-
38	41,975,000	129,400	-
39	41,975,000	129,400	-

40	41,975,000	125,225	-
41	41,975,000	129,400	-
42	41,975,000	125,225	-
43	41,975,000	129,400	-
44	41,975,000	129,400	-
45	41,975,000	116,877	-
46	41,975,000	129,400	-
47	41,975,000	125,225	-
48	41,975,000	129,400	-
49	38,244,909	125,225	3,730,091
50	33,371,953	117,901	4,872,956
51	28,662,222	102,878	4,709,731
52	24,110,145	85,509	4,552,077
53	19,710,345	74,326	4,399,800
54	15,457,630	58,803	4,252,715
55	13,778,847	47,652	1,678,783
56	13,330,533	42,477	448,314
57	12,897,176	37,118	433,357
58	12,478,289	39,759	418,888
59	12,073,356	37,227	404,933
60	11,681,904	37,219	391,452
61	11,303,474	34,851	378,430
62	10,937,624	34,846	365,850
63	10,583,927	33,718	353,697
64	10,241,971	31,575	341,956
65	9,911,358	31,574	330,613
66	9,591,703	29,569	319,655
67	9,282,636	29,569	309,067
68	8,983,798	28,616	298,838
69	8,694,842	25,015	288,956
70	8,415,435	26,804	279,407
71	-	25,106	8,415,435

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

DERIVED 5/20/05

$41,975,000

Class M-1

Mezzanine Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-4 (Class M-1)

Cashflows to Call at 100% Prospectus Prepayment Speed (PPC) assuming:

-

1 Month Libor is (and remains) at 3.15%

-

6 Month Libor is (and remains at) 3.50%

-

Triggers do not Fail

-

No Collateral Losses Occur

-

Per annum spread to 1 Month Libor on Class M-1 is 0.43%

Period	Balance	Interest	Principal
0	41,975,000	-	-
1	41,975,000	100,180 -	-
2	41,975,000	129,400	-
3	41,975,000	129,400	-
4	41,975,000	125,225	-
5	41,975,000	129,400	-
6	41,975,000	125,225	-
7	41,975,000	129,400	-
8	41,975,000	129,400	-
9	41,975,000	116,877	-
10	41,975,000	129,400	-
11	41,975,000	125,225	-
12	41,975,000	129,400	-
13	41,975,000	125,225	-
14	41,975,000	129,400	-
15	41,975,000	129,400	-
16	41,975,000	125,225	-
17	41,975,000	129,400	-
18	41,975,000	125,225	-
19	41,975,000	129,400	-
20	41,975,000	129,400	-
21	41,975,000	116,877	-
22	41,975,000	129,400	-
23	41,975,000	125,225	-
24	41,975,000	129,400	-
25	41,975,000	125,225	-
26	41,975,000	129,400	-
27	41,975,000	129,400	-
28	41,975,000	125,225	-
29	41,975,000	129,400	-
30	41,975,000	125,225	-
31	41,975,000	129,400	-
32	41,975,000	129,400	-
33	41,975,000	121,051	-
34	41,975,000	129,400	-
35	41,975,000	125,225	-
36	41,975,000	129,400	-
37	41,975,000	125,225	-
38	41,975,000	129,400	-
39	41,975,000	129,400	-

40	41,975,000	125,225	-
41	41,975,000	129,400	-
42	41,975,000	125,225	-
43	41,975,000	129,400	-
44	41,975,000	129,400	-
45	41,975,000	116,877	-
46	41,975,000	129,400	-
47	41,975,000	125,225	-
48	41,975,000	129,400	-
49	38,244,909	125,225	3,730,091
50	33,371,953	117,901	4,872,956
51	28,662,222	102,878	4,709,731
52	24,110,145	85,509	4,552,077
53	19,710,345	74,326	4,399,800
54	15,457,630	58,803	4,252,715
55	13,778,847	47,652	1,678,783
56	13,330,533	42,477	448,314
57	12,897,176	37,118	433,357
58	12,478,289	39,759	418,888
59	12,073,356	37,227	404,933
60	11,681,904	37,219	391,452
61	11,303,474	34,851	378,430
62	10,937,624	34,846	365,850
63	10,583,927	33,718	353,697
64	10,241,971	31,575	341,956
65	9,911,358	31,574	330,613
66	9,591,703	29,569	319,655
67	9,282,636	29,569	309,067
68	8,983,798	28,616	298,838
69	8,694,842	25,015	288,956
70	8,415,435	26,804	279,407
71	-	25,106	8,415,435

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.